Exhibit 10.1

JOINDER AGREEMENT TO
SECURITIES PURCHASE AGREEMENT

This Joinder Agreement to Securities Purchase Agreement (this “Joinder Agreement”) is made as of June 22, 2011 by the undersigned (the “Joining Party”) and Ads In Motion, Inc., a Delaware corporation (the “Company”).

The Joining Party and the Company hereby acknowledge, agree and confirm that, by their execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Securities Purchase Agreement dated as of March 25, 2011 by and among the Company and certain other investors (the “Original Agreement”), as amended by that certain Amendment No. 1 to Securities Purchase Agreement dated as of May 31, 2011 by and among the Company and certain other investors (the “Amendment” and, together with the Original Agreement, the “Agreement”), as of the date of this Joinder Agreement, and shall have all of the rights and obligations of a Purchaser (as defined in the Agreement) as if it had executed the Agreement. The Joining Party and the Company hereby ratify, as of the date of this Joinder Agreement, and agree to be bound by, all of the terms, provisions and conditions contained in the Agreement.

By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to and made a part of the Agreement as of the date hereof.

[Signatures on following pages]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

Principal Amount:

___________________________________	_____________________________________
Signature	Signature (if purchasing jointly)

___________________________________	_____________________________________
Name Typed or Printed	Name Typed or Printed

___________________________________	_____________________________________
Entity Name	Entity Name

___________________________________	_____________________________________
Address	Address

___________________________________	_____________________________________
City, State and Zip Code	City, State and Zip Code

___________________________________	_____________________________________
Telephone – Business	Telephone - Business

___________________________________	_____________________________________
Telephone – Residence	Telephone – Residence

___________________________________	_____________________________________
Facsimile – Business	Facsimile - Business

___________________________________	_____________________________________
Facsimile – Residence	Facsimile – Residence

___________________________________	_____________________________________
Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

[SIGNATURE PAGES CONTINUE]

“COMPANY”

ADS IN MOTION, INC.

By:
Name: Jordan Glatt
Title: President and Chief Executive Officer